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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2002

New Plan Excel Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-12244 (Commission File Number)	33-0160389 (IRS Employer Identification Number)
1120 Avenue of the Americas, 12th Floor New York, New York (Address of principal executive offices)		10036 (Zip Code)

Registrant's telephone number, including area code:
 (212) 869-3000

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        Included herein on page A-1 is a copy of the written certification of certain officers of the registrant made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 concerning the registrant's quarterly report filing on Form 10-Q for the quarter ended September 30, 2002.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW PLAN EXCEL REALTY TRUST, INC.
Date: November 13, 2002	By:	/s/ STEVEN F. SIEGEL Steven F. Siegel Executive Vice President, General Counsel and Secretary

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Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of New Plan Excel Realty Trust, Inc. (the "Company"), each hereby certifies that, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge on the date hereof:

(a)
the Form 10-Q of the Company for the quarter ended September 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)
information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GLENN J. RUFRANO Glenn J. Rufrano Chief Executive Officer November 13, 2002
/s/ JOHN B. ROCHE John B. Roche Chief Financial Officer November 13, 2002

A-1

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SIGNATURE
Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002